SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2005

VITASTI, INC.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
100-1001 Churchill Crescent North Vancouver, B.C., Canada V7P 1T2
Canada
(Address of principal executive offices)
604-980-6693
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to add additional language to the Current Report on Form 8-K of Vitasti, Inc. that was originally filed on November 8, 2005 (the “Original 8-K”). The additional language relates to the date of the engagement of the Company new accountants as required by Item 304(a)(2) of Regulation S-K. The text of “Section 4 - Matters Related to Accountants and Financial Statements; Item 4.01 Changes in Registrant’s Certifying Accountant” of the Original 8-K with the additional language included should read as follows:

Item 4.01. Change in Registrant’s Certifying Accountant.

By way of letter dated November 4, 2005, Peterson Sullivan PLLC, (the “Former Accountants”) confirmed by letter to Vitasti, Inc. (the “Company”) that they had resigned as the Company’s principal accountants, effective immediately.

The Former Accountants’ reports on the consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The Former Accountants’ report did contain an explanatory paragraph that stated that Vitasti, Inc. has not generated positive cash flows from operations and has accumulated deficit which raise substantial doubt about its ability to continue as a going concern.

The Company’s Board of Directors has received and accepted the resignation of the Former Accountants.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2005 through November 4, 2005, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused the Former Accountants to make reference to the subject matter of the disagreements in connection with the Former Accountants’ reports.

During the last two years preceding the Former Accountants’ resignation and for the interim period from January 1, 2005 through November 4, 2005, there were no “reportable events” as defined by regulation S-K, Item 304(a)(1)(v)(A) through (D).

On November 5, 2005, upon the authorization and approval of the board of directors, the Company engaged Armando C. Ibarra, C.P.A. (the "New Accountants") as the principal accountants to audit the Company’s financial statements. Prior to formally engaging the New Accountants, the Company’s Board of Directors approved said action with respect to the New Accountants.

No consultations occurred between the Company and the New Accountants during the years ended December 31, 2004 and through November 4, 2005 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits.

(c). Exhibits

16.1	Letter of Agreement from Peterson Sullivan PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 14, 2005        Vitasti, Inc.

By:     /s/ TAMMY-LYNN MCNABB
Tammy-Lynn McNabb
Chief Executive Officer